Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes
Income Taxes

15.  Income Taxes

       The Company and its domestic subsidiaries file a consolidated federal income tax return. Tax liabilities and benefits realized by the consolidated group are allocated as generated by the respective entities.

       The Internal Revenue Service ("IRS") is currently examining the Company's 2009 and 2010 federal income tax returns. The IRS has completed its examinations of the Company's federal income tax returns for 2005-2006 and 2007-2008 and the cases are under consideration at the IRS Appeals Office. The Company's tax years prior to 2005 have been examined by the IRS and the statute of limitations has expired on those years. Any adjustments that may result from IRS examinations of tax returns are not expected to have a material effect on the results of operations, cash flows or financial position of the Company.

       The reconciliation of the change in the amount of unrecognized tax benefits for the years ended December 31 is as follows:

($ in millions)	2011	2010	2009
Balance – beginning of year	$25	$22	$21
Increase for tax positions taken in a prior year	—	1	—
Decrease for tax positions taken in a prior year	—	—	—
Increase for tax positions taken in the current year	—	2	1
Decrease for tax positions taken in the current year	—	—	—
(Decrease) increase for settlements	—	—	—
Reductions due to lapse of statute of limitations	—	—	—

Balance – end of year	$25	$25	$22

       The Company believes it is reasonably possible that the liability balance will be reduced by $25 million within the next twelve months upon the resolution of an outstanding issue resulting from the 2005-2006 IRS examination. Because of the impact of deferred tax accounting, recognition of previously unrecognized tax benefits is not expected to impact the Company's effective tax rate.

       The Company recognizes interest accrued related to unrecognized tax benefits in income tax expense. The Company did not record interest income or expense relating to unrecognized tax benefits in income tax expense in 2011 or 2010. The Company recorded $0.1 million of interest income relating to unrecognized tax benefits in income tax expense in 2009. As of December 31, 2011 and 2010, there was no interest accrued with respect to unrecognized tax benefits. No amounts have been accrued for penalties.

       The components of the deferred income tax assets and liabilities as of December 31 are as follows:

($ in millions)	2011	2010
Deferred assets
Unearned premium reserves	$656	$637
Difference in tax bases of invested assets	564	521
Discount on loss reserves	315	310
Pension	255	229
Alternative minimum tax credit carryforward	255	168
Accrued compensation	213	201
Net operating loss carryforwards	203	—
Other postretirement benefits	188	157
Life and annuity reserves	10	227
Other assets	84	70

Total deferred assets	2,743	2,520
Valuation allowance	(67)	(6)

Net deferred assets	2,676	2,514
Deferred liabilities
DAC	(897)	(937)
Unrealized net capital gains	(757)	(511)
Other intangible assets	(142)	(6)
Other liabilities	(158)	(61)

Total deferred liabilities	(1,954)	(1,515)

Net deferred asset	$722	$999

       Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowance, will be realized based on the Company's assessment that the deductions ultimately recognized for tax purposes will be fully utilized. The valuation allowance for deferred tax assets increased by $61 million in 2011 primarily as a result of the acquisition of Answer Financial. The valuation allowance relates to the portion of Answer Financial's net operating loss carryforwards that, due to limitations contained in the Internal Revenue Code, are expected to expire prior to their utilization.

       As of December 31, 2011, the Company has net operating loss carryforwards of $580 million which will expire at the end of 2015 through 2031. The Company has tax credit carryforwards of $9 million which will be available to offset future tax liabilities and expire at the end of 2029 through 2031. In addition, the Company has an alternative minimum tax credit carryforward of $255 million which will be available to offset future tax liabilities indefinitely.

       The components of income tax expense for the years ended December 31 are as follows:

($ in millions)	2011	2010	2009
Current	$14	$133	$(18)
Deferred	158	56	430

Total income tax expense	$172	$189	$412

       Income tax expense for the year ended December 31, 2009 includes expense of $254 million attributable to an increase in the valuation allowance relating to the deferred tax asset on capital losses recorded in the first quarter of 2009. This valuation allowance was released in connection with the adoption of new other-than-temporary impairment accounting guidance on April 1, 2009; however, the release was recorded as an increase to retained income and therefore did not reverse the amount recorded in income tax expense. The release of the valuation allowance is related to the reversal of previously recorded other-than-temporary impairment write-downs that would not have been recorded under the new other-than-temporary impairment accounting guidance.

       The Company paid income taxes of $32 million in 2011 and received refunds of $8 million and $1.25 billion in 2010 and 2009, respectively. The Company had a current income tax receivable of $157 million and $129 million as of December 31, 2011 and 2010, respectively.

       A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the years ended December 31 is as follows:

	2011	2010	2009
Statutory federal income tax rate	35.0%	35.0%	35.0%
Tax-exempt income	(13.6)	(16.1)	(19.4)
Tax credits	(2.1)	(0.5)	—
Dividends received deduction	(1.8)	(1.5)	(1.2)
Adjustment to prior year tax liabilities	(0.8)	(0.2)	(2.6)
Other	1.2	0.5	0.8
Valuation allowance	—	—	19.1

Effective income tax rate	17.9%	17.2%	31.7%